Michael T. Vea Chairman, President and Chief Executive Officer 2006 KBW Honor Roll and Seventh Annual Community Bank Investor Conference July 31, August 1 and 2, 2006

Safe Harbor Statement Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such factors include risks relating to changes in interest rates; risks of default on and concentration of loans within our portfolio; the possible insufficiency of our allowance for loan losses, regional economic conditions; competition; governmental regulation and supervision; failure or circumvention of our internal controls; reliance on Integra Bank to fund dividends to our shareholders; disruption of business or dilution of shareholder value as a result of mergers or acquisitions; our ability to retain key personnel; failure or disruption of our information systems; technological change; and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports. 2

Today's Presentation at a Glance Table of Contents Who We Are 2Q06 Financial Results Trends New Initiatives Investment Thesis Pages 4 - 6 7 - 8 9 - 16 17 - 25 26 - 31 3

Who We Are . . . Overview 4

Who We Are . . . An Experienced Team Conclusion: An experienced team with metropolitan market backgrounds, have been together since 2001 5

Who We Are . . . Recent History Turnaround Credit Balance Sheet Restructure Operations Transformation Asset Mix Liability Mix Checking Growth CRE Initiative Ownership Mix Execution Continue positive trends Cincinnati Commercial M&A Continue to hire proven teams 6

Net Interest Margin Net Interest Income Non-interest Income Non-interest Expense Avg. Commercial Loans Avg. Non-interest bearing Net Checking Accounts Up 8 bps Up $0.6 million, up 3% Up $1.1 million, up 13% Up $0.1 million, basically flat Up $26.5 million, or 11% ann. Up $9.8 million, or 15% ann. Up 1,600, 22 net new accounts per branch Financial Results - 2Q06 vs. 1Q06 $0.42 EPS vs. $0.37 EPS - Up 13.5% 7

Financial Results - 2Q06 Continued Credit quality shows marked improvement 2Q05 2Q06 NPAs / Assets 1.10% 0.30% NPLs / Loans 1.77% 0.43% Reserves / NPAs 84% 252% Introduced a interest rate protection program for our commercial customers 2Q06 Summary: Improved margin, solid commercial loan growth, strong non-interest income and disciplined expense management 8

What We Have Accomplished Drivers of improved financial performance Loan growth Checking account growth Service charge growth Improved credit Expense management 9

What We Have Accomplished Improving financial performance (*) See Appendix for reconcilement of 2Q05 reported EPS, ROA and ROE (*) (*) (*) 10

What We Have Accomplished - Loans Steadily increasing our reliance on core earning assets Loan demand and pipelines remain solid (000s) 11

What We Have Accomplished - Loans Commercial has driven our loan growth, with moderate growth in consumer nearly offsetting a decline in mortgage We anticipate these positive loan mix trends will continue (000s) 12

What We Have Accomplished - Deposits Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings (000s) 13

What We Have Accomplished - Credit Credit metrics have improved substantially driven by the resolution of a large NPL Coverage ratios are now higher than Peer Median using 1Q06 data for Peers Note: Peer group consists of the following: CBCF, FMBI, RBNC, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN (000s) 14

What We Have Accomplished - Efficiencies Discipline around Salary and FTE growth has contributed to an improving Efficiency Ratio Goal of driving efficiency ratio below 60% by 4Q06 remains intact (000s) (%) 15

What We Have Accomplished Ownership Mix & Increased Float Ownership profile has evolved from mostly retail to a more even distribution among retail and institutional shareholders. We believe this has resulted in greater liquidity for our shareholders as witnessed by the increase in trading volume 18% Inst. 82% Retail 36% Inst. 64% Retail 16

What We Are Executing High Performance Checking Doubled account openings 2005 net checking account growth +10% Introduced small business program end of '05 Program includes direct mail and marketing customer referral program, "Tell A Friend" 51% of account openings come from Tell A Friend simplified products free gifts Scalable program 17

What We Are Executing High Performance Checking 18

What We Are Executing High Performance Checking 19

What We Are Executing Commercial Loan Initiatives Metro commercial real estate (CRE) strategy Hired experienced CRE team in 2003 Offices in Cincinnati, Louisville and Cleveland Target developers with proven track records Many projects have investment grade tenants $329 million in average balances as of June '06 Average note size of $2.3 million Primarily floating rate construction loans Underwritten to secondary market standards Plan contiguous market expansions 20

What We Are Executing Commercial Loan Initiatives Kohl's, Paducah, Kentucky 21

What We Are Executing Commercial Loan Initiatives Mt. Adams School, Cincinnati, Ohio 22

What We Are Executing Commercial Loan Initiatives Hired Cincinnati based Commercial team late 2nd Quarter, 2006 Management had worked with team at a former institution Focus on middle market lending, with anticipated average loan size of approximately $2 - $3 million Proven team with strong track record Relationship focused: deposits, cash management and loans 23

Additional Expansion Plans M&A: Revenue focused strategies Strategy 1 Partner with high performing institutions that add new capabilities and/ or new markets to Integra Metro market focused (Chicago, St. Louis, Nashville, Cincinnati) Operations would not be highly redundant - greater autonomy Strategy 2 Partner with an institution that provides a greater distribution channel in contiguous markets or economies in existing markets Operations would be highly redundant - integrate most processes 24

Additional Expansion Plans Team focused: Continue to opportunistically hire teams as we expand Our criteria Teams of commercial lenders, or fee generating business lines (wealth management, etc.), with proven track records - Management team remains intact Provide additional capabilities or complementary to existing capabilities Complementary to footprint Bounded by Chicago, St. Louis, Nashville, Cincinnati Metro market focused 25

Investment Thesis 26

Upside Potential IBNK trades at a discount to its Peers from a P/E, forward P/E and P/B perspective (2006 estimated earnings from SNL & First Call) We will close the gap through consistent execution Note: Peer group consists of the following: CBCF, FMBI, RBNC, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN. As of July 25, 2006. 27

Downside Protection IBNK has a dividend yield in line with its Peers that is well protected by earnings, as shown by our below Peer payout ratio Share repurchase program authorized in 2Q06 for up to 2.5% of outstanding shares adds additional protection to downside risk 28

IBNK Price Performance YTD Total Return = 9.1% IBNK return compared to 2.4% for our Peer Group Dividend yield of 2.96% as of July 25, 2006 29

Third Party Assessments ISS Corporate Governance Quotient (CGQ) Ratings As of July 2006, Integra outperformed 95.3% of the companies in the Russell 3000 Index and 96.9% of the companies in the banking group Moody's Investor Services Reaffirmed in 2006 Integra Bank Long-Term Bank Deposits with Investment Grade Rating of Baa2 with a stable outlook for all ratings 30

In Closing... Investment Thesis A franchise with attractive fundamentals Integra is growing revenue faster than its underlying markets Success in growing loans, deposits and fee income Leverage deposit gathering skills with metro lending opportunities Continue to improve operating leverage A stock with expansion opportunity Low price/ forward earnings Authorized share repurchase program Attractive dividend yield 31

Thank You For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, our CFO at (812) 461-5794 32

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